UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): MAY 26, 2000



                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


                0-19952                           41-1515691
          (Commission File No.)       (IRS Employer Identification No.)



     10900 Red Circle Drive, Minnetonka, Minnesota                  55343
       (Address of Principal Executive Offices)                  (Zip Code)




     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (952/979-3600)

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ITEM 5. OTHER EVENTS.

DIAGNOSTICS PRODUCTS SPINOFF; DISCONTINUED OPERATIONS
On March 13, 2000, Chronimed Inc. ("Chronimed" or the "Company") announced its intention to spin off its diagnostic products business as an independent, publicly owned company to be named MEDgenesis Inc. ("MEDgenesis"). MEDgenesis became a newly formed Minnesota corporation on May 3, 2000, and will be a wholly owned subsidiary of Chronimed until spun off. The spin-off will be effected through a tax-free dividend of shares of MEDgenesis to Chronimed shareholders on or about June 30, 2000 (the "Distribution"). Prior to the Distribution, Chronimed plans to transfer to MEDgenesis substantially all of the assets and liabilities associated with Chronimed's diagnostic products business.

MEDgenesis filed a Registration Statement on Form 10 with the Securities and Exchange Commission ("SEC") on May 5, 2000 to register shares of its common stock under Section 12(b) of the Securities Exchange Act of 1934. The Registration Statement has not yet been declared effective by the SEC. The Registration Statement includes a preliminary information statement, the final version of which will be distributed to the Company's stockholders prior to the Distribution date. The information statement includes information regarding the proposed spin-off, MEDgenesis business and financial disclosures and matters regarding the relationship between MEDgenesis and the Company following the spin-off. A copy of the Form 10 can be obtained from the SEC's web site at the following address: http://www.sec.gov.

The current Chronimed Board Chairman, Maurice R. Taylor, II, will serve as Chairman of the Board and CEO of MEDgenesis.

INFORMATION PROVIDED IN THIS FORM 8-K
The primary reason for this Form 8-K is to provide historical financial statements for each of the two businesses that currently make up Chronimed---the diagnostic products business (which will be spun-off as MEDgenesis Inc.) and the pharmacy services business (which will continue as Chronimed Inc.). Though much of the financial information for MEDgenesis has already been filed with the Form 10, Chronimed management decided to provide all of the MEDgenesis financial information and the Chronimed pharmacy financial information in one place and in one common format. This information will assist investors in better understanding each of the two businesses.

FOWARD-LOOKING STATEMENTS
Chronimed has provided forward-looking statements regarding the performance of the continuing pharmacy services business in Exhibit 99.6 of this Form 8-K.

THIRD QUARTER RESULTS
On April 25, 2000, the Company announced the results for the three and nine months ended March 31, 2000. The results of the diagnostic products division were reflected as a discontinued operation in light of the decision to spin-off that division to stockholders. A press release discussing results for the third quarter was issued April 25, 2000.

The Company filed the Form 10-Q for the third quarter ended March 31, 2000 on May 5, 2000. The financial information in the Form 10-Q presented the results of the diagnostics products division as a discontinued operation. A copy of the Form 10-Q can be obtained from the SEC's web site at the address listed above.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.
             Not applicable

(b)      PRO FORMA FINANICAL INFORMATION.
         The objective of pro forma financial information is to provide the reader with information about the continuing operations of Chronimed and how it might have performed if the spin-off occurred at an earlier date. The following pro forma financial information is intended to assist the reader in analyzing the future prospects of Chronimed.

         CASH FLOWS PROVIDED BY MEDGENESIS
         MEDgenesis has generated positive cash flow, after investing activities, in two of the last three fiscal years and in the nine month period ended March 31, 2000, as reported in the Statements of Cash Flows. Chronimed has invested this cash flow from MEDgenesis without allocating investment earnings to MEDgenesis. In the future, Chronimed will likely access debt or equity offerings to finance its growth. The cost of this capital will be reflected in future financial results as interest expense or reduced earnings per share due to an increase in outstanding shares.

         GENERAL AND ADMINISTRATIVE EXPENSES
         In the historical financial statements, general and administrative costs for senior management, information systems, finance, legal and corporate services have been allocated by Chronimed to MEDgenesis. These allocations represent a sharing of total Chronimed costs between MEDgenesis and the other internal businesses of Chronimed prior to the spin-off. After the spin-off, some of the costs that were allocated to MEDgenesis will continue with Chronimed despite cost-cutting initiatives. Chronimed expects to cover these costs through internal growth into fiscal 2001. The impact of this unallocated overhead on pre-tax operating income is expected to be approximately $200,000 over each of the two quarters following the spin-off.

         ASSETS AND STOCKHOLDERS' EQUITY
         The financial statements filed in Chronimed's third quarter Form 10-Q and in the exhibits that follow present the operations of MEDgenesis as a discontinued operation. The prior period statements have been restated to reflect MEDgenesis in a line item in each of the statements as "Discontinued Operations." Once the spin-off occurs, the line item on Chronimed's balance sheet "net book value of discontinued operations" will be eliminated from the asset section and a corresponding reduction will be made to stockholders' equity.


(c)      Exhibits

             CHRONIMED INC. FINANCIAL INFORMATION
99.1 Income statements for each of the three month periods ended March 31, 2000, December 31, 1999, October 1, 1999, July 2, 1999, April
             2, 1999, January 1, 1999, October 2, 1998, July 3, 1998, March 27,
             1998, December 26, 1997, and September 26, 1997.


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99.2         Quarterly Income Statements Supplementary Information.

99.3 Income statements for the three months ended March 31, 2000 and April 2, 1999, the nine months ended March 31, 2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June 30, 1995.

99.4 Balance sheets as of March 31, 2000, July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June 30, 1995.

99.5 Cashflows statements for the nine month periods ended March 31, 2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998 and June 27, 1997.

99.6         Forward-Looking Statements.

             MEDGENESIS INC. FINANCIAL INFORMATION
99.7 Income statements for the three months ended March 31, 2000, December 31, 1999, October 1, 1999, July 2, 1999, April 2, 1999,
             January 1, 1999, October 2, 1998, July 3, 1998, March 27, 1998,
             December 26, 1997, and September 26, 1997.

99.8 Income statements for the three months ended March 31, 2000 and April 2, 1999, the nine months ended March 31, 2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June 30, 1995.

99.9 Balance sheets as of March 31, 2000, July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June 30, 1995.

99.10 Cashflows statements for the nine month periods ended March 31, 2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998 and June 27, 1997.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                 CHRONIMED INC.
                                  (Registrant)

Date: May 26, 2000
                                       By: /s/ Maurice R. Taylor, II
                                           -------------------------
                                           Maurice R. Taylor, II
                                           President and Chief
                                           Executive Officer


                                           /s/ Gregory H. Keane
                                           --------------------
                                           Gregory H. Keane
                                           Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX
Index
Number       Description of Exhibit                                  Page Number
------       ----------------------                                  -----------

             CHRONIMED INC. FINANCIAL INFORMATION
99.1         Income statements for the three months ended March 31,       6
             2000 and April 2, 1999, the nine months ended March 31,
             2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June
             30, 1995.

99.2         Quarterly Income Statements Supplementary Information        7

99.3         Income statements for the three months ended March 31,       8
             2000 and April 2, 1999, the nine months ended March 31,
             2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June
             30, 1995.

99.4         Balance sheets as of the quarter ended March 31, 2000 and    9
             for fiscal years ended July 2, 1999, July 3, 1998, June
             27, 1997, June 28, 1996 and June 30, 1995.

99.5         Cashflows statements for the nine month periods ended        10
             March 31, 2000 and April 2, 1999 and as of fiscal years ended July 2, 1999, July 3, 1998 and June 27, 1997.

99.6         Forward-Looking Statements                                   11

             MEDGENESIS INC. FINANCIAL INFORMATION
99.7         Income statements for the three months ended March 31,       12
             2000, December 31, 1999, October 1, 1999, July 2, 1999,
             April 2, 1999, January 1, 1999, October 2, 1998, July 3,
             1998, March 27, 1998, December 26, 1997, and September
             26, 1997.

99.8         Income statements for the three months ended March 31,       13
             2000 and April 2, 1999, the nine months ended March 31,
             2000 and April 2, 1999 and the fiscal years ended July 2, 1999, July 3, 1998, June 27, 1997, June 28, 1996 and June
             30, 1995.

99.9         Balance sheets as of the quarter ended March 31, 2000 and    14
             for fiscal years ended July 2, 1999, July 3, 1998, June
             27, 1997, June 28, 1996 and June 30, 1995.

99.10        Cashflows statements for the nine month periods ended        15
             March 31, 2000 and April 2, 1999 and as of fiscal years ended July 2, 1999, July 3, 1998 and June 27, 1997.


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